Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated April 30, 2012 of:

Core Plus Fixed Income Portfolio
(the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Fund") has approved (i) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 3.50% to 4.00%; and (ii) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The following replaces the "Shareholder Fees" table and related footnote thereto with respect to Class H shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

Class H
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%

***

The following table replaces the "Example" table with respect to Class H shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years
Class H	$489	$679

The first sentence of the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $25,000 for Class H and $1,000 for Class L shares of the Portfolio.

Please retain this supplement for future reference.

  SU-MSIFTHL-02SPT 1/13